--------------------------------------------------------------------------------
                                  T. Rowe Price
--------------------------------------------------------------------------------
                                  Annual Report
                          New Jersey Tax-Free Bond Fund
--------------------------------------------------------------------------------
                                February 28, 1999
--------------------------------------------------------------------------------
REPORT HIGHLIGHTS
================================================================================

* After trending lower through most of the past six months, interest rates rose in February as economic growth surged.

* A focus on income plus low expenses helped the fund outpace its peer group average for the 6- and 12-month periods.

* Over the past six months, we made timely shifts in duration and focused on education bonds.

* We expect the economy to slow later in 1999. This should keep interest rates stable or lower--a positive environment for bonds.

================================================================================
Fellow Shareholders
--------------------------------------------------------------------------------

     The municipal bond market and your fund generated solid returns during the 6- and 12-month periods ended February 28, 1999. Inflation remained tame in the face of strong economic growth, and the fund was able to stay ahead of its benchmarks for both periods, a reflection of management decisions and below-average expenses.

     [Insert yield chart near bottom of page 1. Edgar description: chart showing Maryland Bond Yields from 2/98 through 2/99.Source: T. Rowe Price Associates]

     Municipal bonds moved through the past year relatively unscathed by the turmoil that hit other fixed income markets. The municipal market was far less volatile than the Treasury market, which benefited from a massive flight to quality that drove 30-year yields to a record low of 4.72% in October from 5.92% last February. Municipal yields also fell, but the decline was more muted as long-term rates dropped to 4.64% in October from 5.08% last February. As a result, municipal yields approached parity with Treasury yields among longer maturities, an unusual event in a year when major tax reform was not under discussion.

================================================================================
Market Environment
--------------------------------------------------------------------------------
     Major economic developments here and overseas during the fiscal year affected the fixed income markets. In the first half, many economists expected global turmoil to have a negative impact on the U.S. economy, causing a downward trend in interest rates. Russia's debt default last summer created havoc in many markets, causing a global liquidity crisis that contributed to the flight to U.S. Treasuries. In response, the Federal Reserve cut interest rates three times last fall to cushion the domestic economy from weakness abroad and restore investor confidence. In December, yields began to move up following signs of stronger-than-expected U.S. growth and a growing sense that the global liquidity crisis had abated. News in early 1999 that GDP growth had soared at a 6.1% rate in the fourth quarter further fueled the rise in rates. As a result, 30-year Treasury yields were nearly 100 basis points (one percentage point) higher at the end of February than in October. Municipal yields also rose but, once again, they were far less volatile.

     Overall, longer-term municipal yields did not change significantly during the past 12 months. In contrast, short- and intermediate-term municipal yields declined on balance during the period, reflecting the more direct impact of Fed action on short-term rates. Longer-term New Jersey municipal bond yields, shown on page 1, performed in line with their national counterparts, rising in February to negate declines earlier in the period. During the past six months, intermediate-term bonds turned in the best performance.

     New Jersey employment statistics finally exhibited the robust growth seen earlier in other parts of the United States. The state now has 115,000 more jobs than in 1989, the pre-recession high. As a result, income and tax collections grew, generating a surplus of $130 million for the fiscal year and further increasing the state's general fund balance. Capitalizing on the current low-interest-rate environment and its own financial health, the state has been increasing its borrowing over the last few years. While we think the debt level is currently manageable, we are paying close attention to the pace of growth as well as Governor Whitman's proposal to borrow billions more to finance a statewide school building program.

==================================================
Risk-Adjusted Performance
--------------------------------------------------

     The New Jersey  Tax-Free Bond Fund carried an
overall Morningstar Ratingtrademark of four out of
five  stars  for  its  risk-adjusted   performance
through  February  28, 1999.  The ratings  reflect
both  the  fund's   returns   and  the  degree  of
volatility  experienced  in earning those results.
The top 10% of the funds in each  rating  category
receive five stars and the next 22.5% receive four
stars.  The fund was rated  among  1,576 and 1,109
municipal  fixed  income  funds for the three- and
five-year   periods   ended   February  28,  1999,
respectively. Of course, past trends may not continue.

     Morningstar   proprietary   ratings   reflect
historical risk-adjusted performance as of 2/28/99
and may change  monthly.  Ratings  are  calculated
from  the  fund's  3- and 5- year  average  annual
returns in excess of 90-day  Treasury bill returns
with appropriate fee adjustments and a risk factor
that  reflects  fund   performance   below  90-day
Treasury bill returns. The fund's 3- and 5-year period ratings were 4-stars.

================================================================================
Strategy and Performance Review
--------------------------------------------------------------------------------

     Returns for the 6- and 12-month periods ended February 28, 1999, moderated from similar periods ended August 1998 as fluctuating interest rates limited price gains. Positive results came mostly from income; during the past six months, an income-oriented strategy helped your fund exceed its benchmark despite a modest decline in price. For the year as a whole, the fund's 5.81% gain --well ahead of its peer group's 5.22% result-- reflected a mixture of relatively high income and solid price gains.

================================================================================
    Performance Comparison
    ----------------------

    Periods Ended 2/28/99         6 Months   12 Months
    ---------------------         --------   ---------
    New Jersey Tax-Free
    Bond Fund                       2.15%      5.81%

    Lipper New Jersey Municipal
    Debt Funds Average              1.96       5.22
================================================================================

     A multiyear trend toward lower interest rates has made it more challenging to maintain a stable dividend payout, although dividends per share for the six months slipped by only a penny from our last report. However, our emphasis on long-term bonds helped keep the fund's yield among the highest in its category. Also crucial to our success in this area was the fund's low expense ratio, which is well below the Lipper category average and falls into the lowest-cost quartile (25%) of the peer group.

     Outperformance over the past year resulted in part from appropriate duration strategy. (Duration is a measure of price sensitivity to changes in interest rates. A fund having a duration of seven years will have a 7% appreciation or decline in price in response to a one-percentage-point fall or rise in interest rates.) An aggressive posture early in the year positioned the fund well for last summer's drop in interest rates. Greater interest rate uncertainty as winter approached prompted us to take a more neutral duration posture relative to our benchmark index, and this helped protect the price gains we were able to capture earlier in the year. Only recently, after rates rose, have we extended duration once again to take advantage of the higher yields on longer-term bonds.

     The fund remains well diversified among sectors and individual issuers. However, we made some strategic moves within the portfolio during the past six months, the most significant of which occurred in the hospital and education sectors. We continued to cut back the fund's hospital exposure, which now stands at 14% of assets compared with a 21% stake one year ago. We primarily reduced holdings in lower-quality health care providers that had been suffering in an increasingly competitive marketplace and had been showing signs of excess capacity. We largely shifted the freed-up assets to the education sector, which has grown from 9% of the fund to 18% since February 1998. The health of the sector has increased recently, as education has attracted considerable national attention over the past year. A strong economy and stock market have increased alumni giving, and the endowments of many educational institutions have risen as well.

     While these changes trimmed some of the higher-yielding, lower-quality holdings from the portfolio, average credit quality stayed the same at A+. We continue to believe that this quality level provides an attractive balance between high income and solid price performance.

================================================================================
Outlook
--------------------------------------------------------------------------------

     We will continue to seek new holdings that can add to the fund's tax-free yield. Lower-quality bonds may offer such opportunities. We cut back on this segment during the past year, but lagging price performance is enhancing yields and making these issues attractive again. In particular we are researching opportunities among incinerator projects and in the long-term care market.

     More broadly, we expect problems overseas to result in slower economic growth later in 1999. Consumer spending in the U.S. is also likely to slow, the result of an upward drift in unemployment, a low or nonexistent savings rate, and moderating stock market gains. These factors should keep inflation in check and pave the way for stable to lower interest rates as the year progresses. Moreover, municipal bonds are appealing relative to other fixed income securities. We, therefore, expect a good environment for municipal securities for the rest of the year.

Respectfully submitted,

/s/

William F. Snider
Chairman of the Investment Advisory Committee
March 19, 1999

================================================================================

T. Rowe Price New Jersey Tax-Free Bond Fund
--------------------------------------------------------------------------------
Portfolio Highlights
Key statistics
                                                         8/31/98      2/28/99
                                                         -------      -------
Price Per Share                                          $11.64       $11.62
Dividends Per Share
  For 6 months                                             0.28         0.27
  For 12 months                                            0.56         0.55
Dividend Yield *
  For 6 months                                             4.85%        4.71%
  For 12 months                                            5.01         4.81
30-Day Standardized Yield                                  4.27         4.00
Weighted Average Maturity (years)                         18.1         17.6
Weighted Average Effective Duration (years)                7.4          7.7
Weighted Average Quality **                                 A+           A+

================================================================================
     * Dividends earned and reinvested for the periods indicated are annualized and divided by the fund's net asset value at the end of the period.
     **   Based on T. Rowe Price research.
================================================================================

T. Rowe Price New Jersey Tax-Free Bond Fund
--------------------------------------------------------------------------------
Portfolio Highlights
SECTOR Diversification
                                                    Percent of       Percent of
                                                    Net Assets       Net Assets
                                                      8/31/98          2/28/99
                                                    ----------       ----------
Educational Revenue                                       13%            18%
Hospital Revenue                                          17             14
General Obligation - Local                                 8             11
Dedicated Tax Revenue                                      7              9
Prerefunded Bonds                                          6              8
Water and Sewer Revenue                                    8              7
Air and Sea Transportation Revenue                         9              6
Electric Revenue                                           7              5
Industrial and Pollution Control Revenue                   4              4
General Obligation - State                                 4              4
Housing Finance Revenue                                    4              4
Escrowed to Maturity                                       4              3
Nuclear Revenue                                            3              3
Lease Revenue                                              3              3
Life Care/Nursing Home Revenue                             3              3
All Other                                                  1              1
Other Assets Less Liabilities                             -1             -3
--------------------------------------------------------------------------------
Total                                                    100%           100%
================================================================================

T. Rowe Price New Jersey Tax-Free Bond Fund
--------------------------------------------------------------------------------
Performance Comparison

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

[SEC chart for NJ shown here]

Average Annual Compound Total Return
------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.
                                                               Since  Inception
Periods Ended 2/28/99            1 Year  3 Years  5 Years  Inception       Date
---------------------            ------  -------  -------  ---------  ---------
New Jersey Tax-Free Bond Fund     5.81%   6.52%     6.07%   7.72%      4/30/91

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

================================================================================

T. Rowe Price New Jersey Tax-Free Bond Fund
--------------------------------------------------------------------------------
For a share outstanding throughout each period
Financial Highlights

                                   Year
                                  Ended
                                2/28/99     2/28/98     2/28/97     2/29/96     2/28/95
                                -------     -------     -------     -------     -------
NET ASSET VALUE
Beginning of period          $    11.51  $    11.08  $    11.16  $    10.63  $    11.19
-----------------------------------------------------------------------------------------
Investment activities
  Net investment income            0.55*       0.57*       0.57*       0.58*       0.57*
  Net realized and
  unrealized gain (loss)           0.11        0.43       (0.08)       0.53       (0.55)
-----------------------------------------------------------------------------------------
  Total from
  investment activities            0.66        1.00        0.49        1.11        0.02
-----------------------------------------------------------------------------------------
Distributions
  Net investment income           (0.55)      (0.57)      (0.57)      (0.58)      (0.57)
  Net realized gain                   -          -            -           -       (0.01)
-----------------------------------------------------------------------------------------
  Total distributions             (0.55)      (0.57)      (0.57)      (0.58)      (0.58)
-----------------------------------------------------------------------------------------
NET ASSET VALUE
End of period                $    11.62  $    11.51  $    11.08  $    11.16  $    10.63
Ratios/Supplemental=Data=================================================================

Total return**                     5.81%*      9.24%*      4.57%*     10.67%*      0.37%*
-----------------------------------------------------------------------------------------
Ratio of total expenses to
average net assets                0.65%*       0.65%*      0.65%*      0.65%*      0.65%*
-----------------------------------------------------------------------------------------
Ratio of net investment
income to average
net assets                        4.72%*       5.05%*      5.18%*      5.28%*      5.41%*
-----------------------------------------------------------------------------------------
Portfolio turnover rate          25.5%        34.3%       78.9%       98.4%      139.1%
-----------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)               $  121,637   $   99,765  $   80,289  $   70,304  $   58,074
-----------------------------------------------------------------------------------------

     ** Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
     * Excludes expenses in excess of a 0.65% voluntary expense limitation in effect through 2/28/99.

The accompanying notes are an integral part of these financial statements.

================================================================================

T. Rowe Price New Jersey Tax-Free Bond Fund
--------------------------------------------------------------------------------
Statement of Net Assets
                                                         Par             Value
                                                             In thousands
NEW JERSEY  91.7%
Cape May County Industrial Pollution Control Fin. Auth.
    Atlantic City Electric
       6.80%, 3/1/21 (MBIA Insured)                   $    1,520  $      1,894
------------------------------------------------------------------------------
Edison Township, GO, 6.50%, 6/1/08                           350           409
------------------------------------------------------------------------------
Freehold Township, GO, Water and Sewer
       6.35%, 10/1/11 (MBIA Insured)                         250           296
------------------------------------------------------------------------------
Hudson County Improvement Auth. Fac.
    Hudson County Lease Project
       4.75%, 10/1/19 (FGIC Insured)                       1,500         1,456
------------------------------------------------------------------------------
       5.375%, 10/1/24 (FGIC Insured)                        885           923
------------------------------------------------------------------------------
Jersey City, GO
    School Bonds
       6.25%, 10/1/10                                        445           519
------------------------------------------------------------------------------
       6.50%, 2/15/04                                        500           545
------------------------------------------------------------------------------
Mercer County Public Improvement Auth., GO, Solid Waste
       5.75%, 9/15/16                                      2,000         2,170
------------------------------------------------------------------------------
Middlesex County Improvement Auth., GO
    Perth Amboy
       Zero Coupon, 9/1/17 (AMBAC Insured)                   500           197
------------------------------------------------------------------------------
       5.00%, 9/1/29 (AMBAC Insured)                       1,000           999

------------------------------------------------------------------------------
Middlesex County Pollution Control Fin. Auth., Amerada Hess
       6.875%, 12/1/22                                     1,500         1,626
------------------------------------------------------------------------------
Middlesex County Utilities Auth., Sewer
       6.25%, 8/15/10 (MBIA Insured)                       1,500         1,755
------------------------------------------------------------------------------
New Brunswick Housing Auth.,
          5.00%, 7/1/13 (FGIC Insured)                      700            719
------------------------------------------------------------------------------
New Jersey, GO, 7.05%, 7/15/12 *                           1,335         1,575
------------------------------------------------------------------------------
New Jersey Economic Dev. Auth.
    American Water
       6.00%, 5/1/36 (FGIC Insured) *                      1,000         1,090
------------------------------------------------------------------------------
       6.875%, 11/1/34 (FGIC Insured) *                    1,000         1,140
------------------------------------------------------------------------------
    Economic Development
       5.25%, 6/15/12 (FSA Insured)                        1,000         1,071
------------------------------------------------------------------------------
    Educational Testing, 4.75%, 5/15/25                    2,000         1,930
------------------------------------------------------------------------------
    Franciscan Oaks, 5.75%, 10/1/23                          375           368
------------------------------------------------------------------------------
    Harrogate
       5.50%, 12/1/06                                        400           421
------------------------------------------------------------------------------
New Jersey Economic Dev. Auth.
    Harrogate
       5.65%, 12/1/08                                 $      200  $        209
------------------------------------------------------------------------------
       5.75%, 12/1/16                                        500           506
------------------------------------------------------------------------------
       5.875%, 12/1/26                                       650           663

------------------------------------------------------------------------------
    Kapkowski Road Landfill, Zero Coupon, 4/1/10           1,025           520
------------------------------------------------------------------------------
    Lawrenceville School, 5.75%, 7/1/16                    2,000         2,169
------------------------------------------------------------------------------
    PCR, Dow Chemical El Dorado
       VRDN (Currently 2.80%)                                400           400
------------------------------------------------------------------------------
    Saint Barnabas
       Zero Coupon, 7/1/15 (MBIA Insured)                  2,310         1,030
------------------------------------------------------------------------------
       Zero Coupon, 7/1/16 (MBIA Insured)                  3,500         1,473
------------------------------------------------------------------------------
       Zero Coupon, 7/1/17 (MBIA Insured)                  1,500           597
------------------------------------------------------------------------------
    The Evergreens, 6.00%, 10/1/22                           965           999
------------------------------------------------------------------------------
New Jersey EFA
    Georgian Court College
       5.00%, 7/1/10                                         645           649
------------------------------------------------------------------------------
       5.10%, 7/1/11                                         675           681
------------------------------------------------------------------------------
    Monmouth Univ.
       5.25%, 7/1/09                                         480           496
------------------------------------------------------------------------------
       5.60%, 7/1/11                                         425           453
------------------------------------------------------------------------------
       5.60%, 7/1/12                                         450           475
------------------------------------------------------------------------------
    Princeton Univ., 5.875%, 7/1/14                        1,050         1,153
------------------------------------------------------------------------------
    Rowan College, 6.00%, 7/1/21 (AMBAC Insured)           1,000         1,087
------------------------------------------------------------------------------

    Saint Peter's College
       5.375%, 7/1/12                                        250           258
------------------------------------------------------------------------------
       5.50%, 7/1/27                                         500           508
------------------------------------------------------------------------------
    Seton Hall Univ.
       5.00%, 7/1/18 (AMBAC Insured)                       1,650         1,634
------------------------------------------------------------------------------
       5.25%, 7/1/14 (AMBAC Insured)                       2,000         2,069
------------------------------------------------------------------------------
       6.875%, 7/1/10                                        375           401
------------------------------------------------------------------------------
       7.00%, 7/1/21                                         200           214
------------------------------------------------------------------------------
    Stevens Institute Technology
       5.00%, 7/1/10                                         565           582
------------------------------------------------------------------------------
       5.00%, 7/1/18                                       1,250         1,235
------------------------------------------------------------------------------
       5.375%, 7/1/11                                        585           618
------------------------------------------------------------------------------
    Univ. of Medicine and Dentistry
       5.25%, 12/1/17 (AMBAC Insured)                      1,000         1,028
------------------------------------------------------------------------------
New Jersey HFFA
    Atlantic City Medical Center, 6.80%, 7/1/11       $    2,000  $      2,189
------------------------------------------------------------------------------
    Atlantic Health System
       5.00%, 7/1/27 (AMBAC Insured)                       1,000           989
------------------------------------------------------------------------------
    Bayonne Hosp., 4.75%, 7/1/27 (FSA Insured)             1,500         1,433
------------------------------------------------------------------------------
    Hackensack Univ. Medical Center
       5.375%, 1/1/13 (MBIA Insured)                       1,500         1,581
------------------------------------------------------------------------------

    Irvington General Hosp.
       5.875%, 8/1/06 (FHA Guaranteed)
       (Prerefunded 8/1/04+)                               1,095         1,220
------------------------------------------------------------------------------
       6.375%, 8/1/15 (FHA Guaranteed)
       (Prerefunded 8/1/04+)                                 500           569
------------------------------------------------------------------------------
    Kennedy Health
       5.00%, 7/1/10 (MBIA Insured)                          500           524
------------------------------------------------------------------------------
       5.00%, 7/1/11 (MBIA Insured)                          500           519
------------------------------------------------------------------------------
       5.25%, 7/1/15 (MBIA Insured)                          700           725
------------------------------------------------------------------------------
    Kimbal Medical Center
       5.25%, 7/1/12 (FSA Insured)                         1,250         1,309
------------------------------------------------------------------------------
    St. Barnabas Health
       4.75%, 7/1/28 (MBIA Insured)                        1,500         1,431
------------------------------------------------------------------------------
    St. Elizabeth Hosp.
       6.00%, 7/1/14                                       1,500         1,563
------------------------------------------------------------------------------
       6.00%, 7/1/20                                         570           594
------------------------------------------------------------------------------
    St. Joseph Hosp. and Medical Center
       5.75%, 7/1/16                                       1,000         1,069
------------------------------------------------------------------------------
New Jersey Higher Ed. Assistance Auth.
    Student Loan
       4.80%, 6/1/08 (AMBAC Insured)                       3,000         3,056
------------------------------------------------------------------------------
       5.80%, 6/1/16 (MBIA Insured) *                      1,195         1,296
------------------------------------------------------------------------------

New Jersey Housing and Mortgage Fin. Agency
       6.35%, 10/1/27 (MBIA Insured) *                     2,000         2,145
------------------------------------------------------------------------------
       7.10%, 11/1/11                                        300           319
------------------------------------------------------------------------------
       7.10%, 11/1/12                                        175           186
------------------------------------------------------------------------------
    Home Buyer, 5.25%, 4/1/26 (MBIA Insured)               2,000         2,021
------------------------------------------------------------------------------
New Jersey Sports and Exposition Auth., Monmouth Park
       8.00%, 1/1/25                                         650           792
------------------------------------------------------------------------------
New Jersey Transportation Auth., 5.25%, 6/15/09            2,000         2,137
------------------------------------------------------------------------------
New Jersey Transportation Trust Fund Auth.
       5.25%, 6/15/15                                 $    3,000  $      3,118
------------------------------------------------------------------------------
    Transport Systems, 4.50%, 6/15/19                      1,000           939
------------------------------------------------------------------------------
New Jersey Turnpike Auth.
       VRDN (Currently 2.60%) (FGIC Insured)               1,200         1,200
------------------------------------------------------------------------------
       10.375%, 1/1/03 (Escrowed to Maturity)              3,490         4,013
------------------------------------------------------------------------------
New Jersey Wastewater Treatment Trust
       6.30%, 4/1/10 (Prerefunded 4/1/04+)                 1,180         1,331
------------------------------------------------------------------------------
       6.375%, 4/1/11 (Prerefunded 4/1/04+)                  750           849
------------------------------------------------------------------------------
Newark, GO
    School Qualified Bond Act
       5.30%, 9/1/11 (MBIA Insured)                        1,545         1,636
------------------------------------------------------------------------------
       5.30%, 9/1/17 (MBIA Insured)                        1,000         1,030
------------------------------------------------------------------------------

Ocean County, GO, 5.125%, 10/1/12                          1,250         1,318
------------------------------------------------------------------------------
Ocean County Utilities Auth.
    GO, 4.70%, 1/1/15                                      1,500         1,480
------------------------------------------------------------------------------
    Wastewater, 6.30%, 1/1/11                              1,300         1,444
------------------------------------------------------------------------------
Port Auth. of New York and New Jersey
       VRDN (Currently 3.25%)*                               100           100
------------------------------------------------------------------------------
       5.00%, 10/1/22                                      2,000         1,972
------------------------------------------------------------------------------
       6.125%, 6/1/94                                      1,000         1,154
------------------------------------------------------------------------------
       6.125%, 7/15/22 *                                   1,000         1,080
------------------------------------------------------------------------------
       6.50%, 10/1/01 *                                      400           421
------------------------------------------------------------------------------
       6.50%, 7/15/19 (FGIC Insured) *                       500           558
------------------------------------------------------------------------------
       6.50%, 11/1/26 *                                    1,000         1,062
------------------------------------------------------------------------------
    Special Project, 6.75%, 10/1/11 *                      1,000         1,110
------------------------------------------------------------------------------
    Versatile Structure
       VRDN (Currently 3.15%)                              1,100         1,100
------------------------------------------------------------------------------
       VRDN (Currently 3.25%) *                              100           100
------------------------------------------------------------------------------
Salem County Pollution Control Fin. Auth., PCR
    E. I. Du Pont, 6.50%, 11/15/21 *                       2,000         2,156
------------------------------------------------------------------------------
    Public Service Electric and Gas Co.
       6.25%, 6/1/31 (MBIA Insured)                        1,500         1,668
------------------------------------------------------------------------------

South Brunswick Township, GO
    Board of Ed.
       6.40%, 8/1/09 (FGIC Insured)
       (Prerefunded 8/1/05+)                               1,250         1,425
------------------------------------------------------------------------------
       6.40%, 8/1/10 (FGIC Insured)
       (Prerefunded 8/1/05+)                               1,500         1,709
------------------------------------------------------------------------------
South Jersey Transportation Auth., Raytheon Aircraft Service
       6.15%, 1/1/22 *                                $      960  $      1,013
------------------------------------------------------------------------------
Southeast Morris County Municipal Utilities Auth., Water
       6.50%, 1/1/11 (FGIC Insured)                          750           801
------------------------------------------------------------------------------
Univ. of Medicine and Dentistry of New Jersey
       5.00%, 9/1/22 (MBIA Insured)                          500           498
------------------------------------------------------------------------------
Wanaque Borough Sewage Auth., GO, 5.25%, 12/1/21           1,000         1,021
------------------------------------------------------------------------------
Wanaque Valley Regional Sewage Auth.
       5.75%, 9/1/18 (AMBAC Insured)                       3,015         3,351
------------------------------------------------------------------------------
Total New Jersey (Cost  $105,466)                                      111,534
------------------------------------------------------------------------------


PUERTO=RICO==10.4%============================================================

Puerto Rico Commonwealth, GO
       6.45%, 7/1/17 (Prerefunded 7/1/04+)                   500           571
------------------------------------------------------------------------------
    Public Improvement
       4.50%, 7/1/23                                       1,250         1,147
------------------------------------------------------------------------------
       6.80%, 7/1/21 (Prerefunded 7/1/02+)                   200           223
------------------------------------------------------------------------------

Puerto Rico Highway and Transportation Auth.
       5.00%, 7/1/36                                         500           494
------------------------------------------------------------------------------
       5.50%, 7/1/15 (MBIA Insured)                        1,000         1,094
------------------------------------------------------------------------------
       6.375%, 7/1/08 (FSA Insured)                        1,000         1,095
------------------------------------------------------------------------------
       6.625%, 7/1/12                                      1,000         1,088
------------------------------------------------------------------------------
       6.625%, 7/1/12 (FSA Insured)                          500           548
------------------------------------------------------------------------------
Puerto Rico Commonwealth Infrastructure Fin. Auth.
       7.50%, 7/1/09                                         105           107
------------------------------------------------------------------------------
Puerto Rico Electric Power Auth.
       4.75%, 7/1/24                                       1,000           948
------------------------------------------------------------------------------
       5.50%, 7/1/25                                       2,750         2,825
------------------------------------------------------------------------------
       7.125%, 7/1/14                                        500           515
------------------------------------------------------------------------------
Puerto Rico Public Building Auth., GO
    Gov't. Fac.
       5.00%, 7/1/27 (AMBAC Insured)                       1,000           997
------------------------------------------------------------------------------
       5.25%, 7/1/21                                       1,000         1,004
------------------------------------------------------------------------------
Total Puerto Rico (Cost  $11,718)                                       12,656

U.=S.=VIRGIN=ISLANDS==0.8%====================================================

Virgin Islands Water and Power Auth., Electric System
       5.30%, 7/1/18                                       1,000         1,006
------------------------------------------------------------------------------

Total U. S. Virgin Islands (Cost  $990)                                  1,006
------------------------------------------------------------------------------
=Total=Investments=in=Securities==============================================
 102.9% of Net Assets (Cost  $118,174)                            $    125,196
===============================================================================
 Other Assets Less Liabilities                                         (3,559)
==============================================================================
 NET ASSETS                                                      $    121,637
==============================================================================
 Net Assets Consist of:
 Accumulated  net investment  income - net of  distributions              $ 4
Accumulated net
 realized  gain/loss - net of  distributions                             (933)
Net  unrealized  gain (loss)                                             7,022
Paid-in-capital   applicable  to  10,470,417
 no  par  value  shares  of
 beneficial interest outstanding;
 unlimited number of shares authorized                                115,544

 NET ASSETS                                                      $    121,637
 NET ASSET VALUE PER SHARE                                       $      11.62
--------------------------------------------------------------------------------
    *  Interest subject to alternative minimum tax
    +  Used in determining portfolio maturity
AMBAC  AMBAC Indemnity Corp.
  EFA  Educational Facility Authority
 FGIC Financial  Guaranty  Insurance  Company
  FHA Federal Housing  Authority
  FSA Financial Security Assurance Corp.
   GO General Obligation
 HFFA Health Facility Financing Authority
 MBIA Municipal
 Bond Investors Assurance Corp.
  PCR  Pollution Control Revenue
 VRDN  Variable Rate Demand Note

The accompanying notes are an integral part of these financial statements.

================================================================================

T. Rowe Price New Jersey Tax-Free Bond Fund
--------------------------------------------------------------------------------
Statement of Operations
In thousands
                                                 Year
                                                Ended
                                              2/28/99
=Investment=Income====================================
 Interest income                             $  5,931
------------------------------------------------------
 Expenses
  Investment management                           462
  Shareholder servicing                           104
  Custody and accounting                          103
  Prospectus and shareholder reports               23
  Legal and audit                                  11
  Registration                                     10
  Trustees                                          6
  Miscellaneous                                     4
------------------------------------------------------
  Total expenses                                  723
  Expenses paid indirectly                         (5)
------------------------------------------------------
  Net expenses                                    718
------------------------------------------------------
 Net investment income                          5,213
------------------------------------------------------
=Realized=and=Unrealized=Gain=(Loss)==================
 Net realized gain (loss)
  Securities                                      318
  Futures                                          61
------------------------------------------------------
  Net realized gain (loss)                        379
 Change in net unrealized gain
     or loss on securities                        604

------------------------------------------------------
 Net realized and unrealized gain (loss)          983
------------------------------------------------------
 INCREASE (DECREASE) IN NET
======================================================
 ASSETS FROM OPERATIONS                      $  6,196

The accompanying notes are an integral part of these financial statements.
================================================================================
T. Rowe Price New Jersey Tax-Free Bond Fund
--------------------------------------------------------------------------------
Statement of Changes in Net Assets
In thousands

                                                           Year
                                                          Ended
                                                        2/28/99        2/28/98
==Increase=(Decrease)=in=Net=Assets============================================
  Operations
   Net investment income                             $    5,213    $     4,443
   Net realized gain (loss)                                 379            504
   Change in net unrealized gain or loss                    604          2,871
-------------------------------------------------------------------------------
   Increase (decrease) in net assets from operations      6,196          7,818
-------------------------------------------------------------------------------
  Distributions to shareholders
   Net investment income                                 (5,213)        (4,443)
-------------------------------------------------------------------------------
  Capital share transactions *
   Shares sold                                           38,168         28,813
   Distributions reinvested                               4,136          3,415
   Shares redeemed                                      (21,415)       (16,127)
-------------------------------------------------------------------------------
   Increase (decrease) in net assets from capital
   share transactions                                    20,889         16,101

==Net=Assets===================================================================
  Increase (decrease) during period                      21,872         19,476
  Beginning of period                                    99,765         80,289

  End of period                                      $  121,637    $    99,765
===============================================================================
*Share information
   Shares sold                                            3,296          2,553
   Distributions reinvested                                 357            303
   Shares redeemed                                       (1,850)        (1,437)
-------------------------------------------------------------------------------
   Increase (decrease) in shares outstanding              1,803          1,419

The accompanying notes are an integral part of these financial statements.
================================================================================

T. Rowe Price New Jersey Tax-Free Bond Fund
--------------------------------------------------------------------------------
                                                              February 28, 1999
Notes to Financial Statements

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price State Tax-Free Income Trust (the trust) is registered under the Investment Company Act of 1940. The New Jersey Tax-Free Bond Fund (the fund), a nondiversified, open-end management investment company, is one of the portfolios established by the trust and commenced operations on April 30, 1991.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Debt securities are generally traded in the over-the-counter market. Investments in securities are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Trustees.

     Premiums and Discounts Premiums and original issue discounts on municipal securities are amortized for both financial reporting and tax purposes. Market discounts are recognized upon disposition of the security as gain or loss for financial reporting purposes and as ordinary income for tax purposes.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily, uninvested cash balances at the custodian, used to reduce the fund's custody charges.

NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases  and  sales  of  portfolio  securities,   other  than  short-term
securities, aggregated $48,819,000 and $28,005,000, respectively, for the year ended February 28, 1999.

NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its income. The fund utilized capital loss carryforwards of $495,000 in 1999. As of February 28, 1999, the fund has capital loss carryforwards for federal income tax purposes of $589,000, of which $169,000 expires in 2003, and $420,000 in 2005. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

     In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended February 28, 1999. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.

--------------------------------------------------------------------------------
Undistributed net realized gain                                 $     (2,000)
Paid-in-capital                                                        2,000


     At February 28, 1999, the cost for federal income tax purposes was substantially the same as for financial reporting and totaled $118,174,000. Net unrealized gain aggregated $7,022,000 at period end, of which $7,055,000 related to appreciated investments and $33,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $37,000 was payable at February 28, 1999. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.10% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At February 28, 1999, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     Under the terms of the investment management agreement, the manager is required to bear any expenses through February 28, 1999, which would cause the fund's ratio of expenses to average net assets to exceed 0.65%. Thereafter, through February 28, 2001, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of expenses to average net assets to exceed 0.65%. Pursuant to this agreement, $4,000 of management fees were not accrued by the fund for the year ended February 28, 1999. Additionally, $21,000 of unaccrued management fees related to a prior period are subject to reimbursement through February 28, 2001.

     In addition, the fund has entered into agreements with the manager and a wholly owned subsidiary of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $151,000 for the year ended February 28, 1999, of which $14,000 was payable at period-end.

================================================================================
T. Rowe Price New Jersey Tax-Free Bond Fund
--------------------------------------------------------------------------------
Report of Independent Accountants

To the Board of Trustees of T. Rowe Price State Tax-Free Income Trust and Shareholders of New Jersey Tax-Free Bond Fund

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of New Jersey Tax-Free Bond Fund (one of the portfolios comprising T. Rowe Price State Tax-Free Income Trust, hereafter referred to as "the Fund") at February 28, 1999, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 1999, by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Baltimore, Maryland
March 17, 1999

================================================================================

T. Rowe Price New Jersey Tax-Free Bond Fund
--------------------------------------------------------------------------------
Tax Information (Unaudited) for the Tax Year Ended 2/28/99

     We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

     The  fund's  dividend  income  included   $5,135,000   which  qualified  as
exempt-interest dividends.

================================================================================
FOR YIELD, PRICE, LAST TRANSACTION,
CURRENT BALANCE, OR TO CONDUCT
TRANSACTIONS, 24 HOURS, 7 DAYS
A WEEK, CALL TELE*ACCESS [REGISTRATION MARK]:
1-800-638-2587 toll free

FOR ASSISTANCE
WITH YOUR EXISTING
FUND ACCOUNT, CALL:
shareholder service center
1-800-225-5132 toll free
410-625-6500 Baltimore area

TO OPEN A BROKERAGE ACCOUNT
OR OBTAIN INFORMATION, CALL:
1-800-638-5660 toll free

INTERNET ADDRESS:
www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland 21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Small-Cap Value Fund.

INVESTOR CENTERS:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

4200 West Cypress St.
10th Floor
Tampa, FL 33607

T. Rowe Price Investment Services, Inc., Distributor.          F47-050  2/28/99